Exhibit 10.3

AMENDMENT TO CONSULTING AGREEMENT

This Amendment to the consultant agreement (this “Amendment”), dated as of February 9, 2017, is entered into by Del Mar Pharmaceuticals (BC) Ltd. (the “Company”), a wholly owned subsidiary of DelMar Pharmaceuticals, Inc., and Dennis Brown (the “Consultant”).

WITNESSETH:

WHEREAS, on January 1, 2015 the Company and the Consultant entered into a consulting agreement (the “Agreement”);

WHEREAS, the Company and the Consultant desire to amend the Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           The Term (section 5.1) is hereby amended to mean December 31, 2017.

2.           The Effective Date of this Amendment shall be January 1, 2017.

3.           Section 2.4 of the Agreement shall be amended as follows:

In recognition of the Consultant’s services to the Company during the term of this Agreement, the Company shall pay the Consultant $200,000 (the “Fee”) payable in equal installments of $16,666.67 on the first day of each month during the Term.

At the sole discretion of the Company’s Board of Directors, the Consultant may be considered for a bonus or may participate in the Company’s long term incentive plans. All payments, issuance, or grants under either the bonus or long term incentive compensation plan are at the sole discretion of the Company’s Board of Directors.

4.           Except as modified herein, the terms of the Agreement have and shall remain in full force and effect.

5.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO THE AMENDMENT TO THE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

DEL MAR PHARMACEUTICALS (BC) LTD.

By:	/s/ Jeffrey A. Bacha
Name:	Jeffrey A. Bacha
Title:	CEO, Director

CONSULTANT:

/s/ Dennis Brown
Name:	Dennis Brown